                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  APRIL 7, 1998

                                     RETIX
             (Exact name of registrant as specified in its charter)

                                   000-19640
                            (Commission File Number)

     CALIFORNIA                                        95-3948704
     (State or other jurisdiction of     (I.R.S. Employer Identification No.)
     incorporation)

                           21300 VICTORY BLVD., #1200
                           WOODLAND HILLS, CA  91367
            (Address of principal executive offices, with zip code)

                                 (310) 828-3400
              (Registrant's telephone number, including area code)


                         4640 ADMIRALTY WAY, SUITE 600
                         MARINA DEL REY, CA  90292-6695
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     CHANGE OF NAME

     On March 31, 1998, the Company's shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Retix to Vertel Corporation. This amendment was filed with the California Secretary of State on April 7, 1998, a certified copy of which is attached hereto. In connection with the change of the Company's name, the Company's symbol on the Nasdaq Stock Market has also changed from "RETX" to "VRTL."

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)

     Exhibit 3.5 Certificate of Amendment to Company's Articles of Incorporation, as filed with the California Secretary of State on April 7, 1998, changing the Company's name to Vertel Corporation.

     Exhibit 99.1 Retix Press Release dated April 8, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RETIX



Date:  April 2, 1998             By: /s/ Bruce Brown
                                     --------------------------------
                                       Bruce Brown
                                       President and Chief Executive Officer

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